UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              December 27, 2006              December 15, 2005
               (Date of Report)       (Date of earliest event reported)

                          ----------------------------

                           LANBO FINANCIAL GROUP, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

                  000-50895                             02-0497440
--------------------------------------------------------------------------------
           (Commission File Number)          (IRS Employer Identification No.)

                                6 Youyi Dong Road
                               Hanyuan, 4th floor
                               Xi'An China, 710054
              (Address of Principal Executive Offices and zip code)

                              011-86-029-8258-2632
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)

                 Check the appropriate box below if the Form 8-K
             filing is intended to simultaneously satisfy the filing
                    obligation of registrant under any of the
                              following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02  -  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT


      Pursuant to Chinese law, when a foreign company purchases equity of a domestic Chinese enterprise, all of the consideration owed to the shareholders of the domestic Chinese enterprise is required to be paid within three months from the date the foreign enterprise is issued its business license, unless the period for payment is extended by the appropriate governmental agency. The required balance of $5,760,000 to be paid to the shareholders of Xi-An Xinxing Real Estate Development, Inc.("Xi'An Real Estate") pursuant to the September 2004 Share Exchange Agreement was extended by the Xi'An Bureau of Foreign Trade for an additional year to November 2005. Payment of the balance of $5,760,000 was secured by a pledge of 16,240,602 shares of the common stock of Registrant which shares were held in escrow pending payment of the balance owed.

      On December 15, 2005, the Xi'An Bureau of Foreign Trade, the Chinese government agency that approves the registration of businesses involving shareholders and which had granted the initial extension of time for payment notified Xi'An Real Estate that it would not approve a further extension to pay the $5,760,000 required to be paid to complete the transfer of Xi'An Real Estate's equity to Lanbo Financial Investment Group, Inc., thus effectively terminating the acquisition of Xi'An Real Estate by Registrant as of that date. As a result of the denial of the extension, the parties to the Share Exchange Agreement executed a Termination Agreement on January 25, 2006 formally recognizing the termination resulting from the denial of the extension for payment of the balance of the purchase price. The effect of the Termination Agreement was to confirm that Xi'An Real Estate was no longer a subsidiary of the Registrant.

      Pursuant to the effective termination of the Share Exchange Agreement, the Company's then current management resigned and present management was appointed in their place as noted in Forms 8-K filed by the Registrant on December 22, 2005 and January 23, 2006 respectively.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LANBO FINANCIAL GROUP, INC.


Date:  December 27, 2006


By: /s/ Li Xuesong
-------------------------------------------
Name: Li Xuesong
Title: Chairman and Chief Executive Officer